UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: September 3, 2004

(Date of earliest event reported)

CLUBCORP, INC.

(Exact name of issuer of the securities held pursuant to the plan)

Commission File Numbers 33-89818, 33-96568, 333-08041, 333-57107, 333-52612 and 333-110521

Delaware	75-2778488
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3030 LBJ Freeway, Suite 700

Dallas, Texas 75234

(Address of principal executive offices, including Zip Code)

(972) 243-6191

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 26, 2004, the Board of Directors of ClubCorp ratified the decision promoting John A. Beckert to chief executive officer. The promotion resulted in an amendment to Mr. Beckert’s employment agreement which became effective as of August 28, 2004.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.31	Third Amendment to the Employment Agreement between ClubCorp, Inc and John A. Beckert, effective August 28, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLUBCORP, INC.

By:	/s/ Jeffrey P. Mayer
Jeffrey P. Mayer
Chief Financial Officer ClubCorp, Inc.

Date: September 7, 2004